COMMON STOCK                                                        COMMON STOCK

PAR VALUE $.001                                                  PAR VALUE $.001

                               DirectChef, Inc.

                                                               CUSIP 25456X 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT








   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF

       -----------------------                   -----------------------
       -----------------------  DirectChef, Inc. -----------------------
       -----------------------                   -----------------------

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, NEW YORK           [SEAL APPEARS HERE]
                       TRANSFER AGENT AND REGISTRAR
BY:

                                                                          /s/ [SIGNATURE ILLEGIBLE]^^    /s/ [SIGNATURE ILLEGIBLE]^^
                                 AUTHORIZED OFFICER                                SECRETARY                      PRESIDENT

                               DIRECTCHEF, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common           UNIF GIFT MIN ACT - ___________ Custodian ___________
                                                                     (Cust)               (Minor)
                                                                  under Uniform Gifts to Minors Act
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of
                                                                  _________________________________
               survivorship and not as tenants                                 (State)
               in common

    Additional abbreviations may also be used though not in the above list.

  The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  For Value received                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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--------------------------------------------------------------------------------
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

  Dated _______________________________

                                               ____________________________
                                                         Signature

SIGNATURE(S) GUARANTEED


By ____________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION
   (BANKS, STOCKBROKERS, SAVINGS AND LOAN
   ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM), PURSUANT
   TO S.E.C. RULE 17Ad-15


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER